UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08606

Deutsche DWS Asset Allocation Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2021
Annual Report
to Shareholders
DWS Equity Sector Strategy Fund
(formerly DWS Multi-Asset Growth Allocation Fund)

Contents
3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
26	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
33	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
47	Information About Your Fund’s Expenses
49	Tax Information
50	Advisory Agreement Board Considerations and Fee Evaluation
57	Board Members and Officers
62	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Equity Sector Strategy Fund

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation has come back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and, most recently, sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. Together with pent-up demand for many goods, especially in services, this is likely to increase inflationary pressure this year, before it then subsides as economic activity returns to a more typical level.
Whether central banks will be able to leave interest rates at their current low levels is another critical question for the markets this year. Again, our CIO Office believes that government bond yields are likely to rise only temporarily this year.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
DWS Equity Sector Strategy Fund	|	3

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
Management Process
Portfolio management uses a macro-minded valuation oriented framework to make upward or downward adjustments to benchmark sector and industry positions. Sectors and industries may be over, under or, from time to time, equal to benchmark weights. Analysis includes a fundamental assessment of the earnings outlook and observed valuation of each industry. Assessments utilize the macro views of the DWS Chief Investment Officer (CIO) Americas strategy team and key global DWS CIO View forecasts. Each industry is evaluated for its total return potential versus that of the benchmark. The overweight and underweight segments are each tilted by an absolute percentage weight of the sector or industry within the benchmark. This tilt strategy seeks to outperform the benchmark by establishing sector and industry preferences. The over- and under-weight decisions are made at the sector level, and, at times, also at the industry level. Individual securities have the same weightings as their weightings in the benchmark sector or industry. When the sector/industry weight is raised, that additional weight for the sector/industry would be allocated to each security within the sector/industry based upon the weight of that security within the benchmark sector. There is no sampling or equal weightings of stocks in this process.
Fund Performance
On August 9, 2021, DWS Multi-Asset Growth Allocation Fund was renamed DWS Equity Sector Strategy Fund. The Fund adopted a new strategy at this time, and its benchmark changed to the S&P 500 Index. The Fund’s 12-month performance was largely achieved using the previous strategy.
The Fund returned 25.86% in the 12-month period that ended on August 31, 2021. Its previous benchmark, the S&P Target Risk Moderate Index, returned 12.03%. Its new benchmark, the S&P 500 Index, returned 31.17%.
4	|	DWS Equity Sector Strategy Fund

Market Overview
The U.S. equity market produced a robust gain in the annual period, with several developments playing a role in the rally. The most important factors were the distribution of vaccines for COVID-19, together with the gradual reopening of the world economy. These events led to a surge in economic growth and a sizable increase in corporate earnings over the depressed levels of early to mid 2020. U.S. Federal Reserve (Fed) policy was also quite favorable for financial assets, with near-zero interest rates and continued quantitative easing. The U.S. fiscal picture was a further source of support for the markets, highlighted by several stimulus packages that included direct checks to citizens. In combination, these developments helped investors look beyond potential risk factors such as rising inflation, worries about China’s economy, and the emergence of the delta variant of COVID-19.
Factors that Affected Fund Performance
Prior to August 9, 2021, the Fund used a growth-oriented asset allocation strategy achieved primarily through investments in exchange-traded funds and mutual funds. During this time, the Fund registered a positive return and outperformed its benchmark, the S&P Target Risk Moderate Index. The management team’s decision to increase the portfolios’ risk profile over the course of the period was the primary reason for the outperformance in this span. In the second half of 2020 and into 2021, management’s growing confidence in the economic outlook prompted it to add risk back to the portfolio by moving to an overweight in equities versus fixed income. As part of this process, it sought specific opportunities it believed had the potential to outperform, including developed Asia and Japan, Europe, U.S. small-caps stocks, and natural resource equities. Together, these decisions helped the Fund capitalize on stock-market rally and generate positive relative performance.
“We believe investors may need to be more selective rather than relying on the proverbial 'rising tide' of robust, broad-based earnings to lift all boats.”
The Fund was further helped by its position in a portfolio of alternative assets consisting of infrastructure stocks, real estate investment trusts, and commodities. All three asset classes delivered strong returns that
DWS Equity Sector Strategy Fund	|	5

exceeded the gain of the S&P Target Risk Moderate Index. Positioning in the Fund’s bond portfolios also made a modest contribution to results prior to the adoption of the new strategy. The portfolios had meaningful positions in the credit-oriented segments of the bond market, which allowed the Fund to capitalize on the outperformance of these areas. The Fund’s exposure to U.S. Treasuries detracted, however, as did its allocation to developed-market international government debt.
Following the changeover on August 9, 2021, the Fund sold its previous holdings and established a portfolio consistent with its new strategy. The Fund performed in line with the S&P 500 Index in the abbreviated period that spanned the time from August 9, 2021 to August 31, 2021.
Outlook and Positioning
The Fund’s weightings are based on the earnings outlook and valuations of each sector. We don’t incorporate market sentiment or momentum into our positioning, nor do we take a purely top-down, macro-driven approach. The Fund’s factor positioning (such as growth vs. value, or defensives vs. cyclicals) are purely the result of our sector and industry selection. When we establish an overweight or an underweight, we seek to hold the position for approximately six months or longer. However, we rebalance the portfolio each month in order to maintain our desired allocations.
Health care and financials were the Fund’s largest overweights as of August 31, 2021. The Fund’s weighting in health care was about four percentage points higher than that of the index, while its allocation to financials exceeded that of the benchmark by approximately three percentage points. The portfolio had more modest overweights in information technology, utilities, and real estate, and it was neutral-weighted in communication services. Its largest underweight was in industrials, with a weighting roughly three percentage points below the sector’s index weighting. The second- and third-largest underweights were in energy and materials, respectively. The Fund had a zero weighting in both sectors, which in combination make up approximately 5% of the index. It also had smaller underweights in the consumer discretionary and consumer staples sectors.
At the close of the period, we had a modestly constructive view on the stock market even after its strong performance since the March 2020 lows. We see the persistence of negative real (after inflation)
6	|	DWS Equity Sector Strategy Fund

interest rates as a key factor supporting continued investor demand for equities. In addition, we believe the U.S. Federal Reserve’s tapering of quantitative easing, once it begins, is unlikely to be a major disruption for market performance given the extent to which the shift is already being anticipated by investors.
On the other hand, corporate earnings is one area that may prove to be a headwind for equities. Since the outbreak of the pandemic, the earnings per share (EPS) of S&P 500 companies has surprised substantially to the upside. In the first few quarters of 2020, the extent to which index companies exceeded expectations represented greater resilience in a recessionary environment than ever seen before. More recently, corporate profits continued to surpass the levels suggested by GDP growth. We therefore expect EPS growth could slow, particularly in light of the headwinds from higher input costs and wages, increased regulation, and reduced benefits from two trends that supported profits in the past year: recovering commodity prices and elevated consumer demand. If corporate tax hikes are enacted, profit growth may even come in flat or decline slightly. As a result, we believe investors may need to be more selective rather than relying on the proverbial “rising tide”  of robust, broad-based earnings to lift all boats. With this as the backdrop, we believe we can add value through our emphasis on sectors and industries with the most attractive combination of earnings growth and valuations.
Portfolio Management Team
David Bianco, CFA, Chief Investment Officer Americas
Portfolio Manager of the Fund. Began managing the Fund on August 9, 2021.
—
Rejoined DWS in 2012 with 15 years of industry experience; previously worked as Chief US Equity Strategist at Deutsche Bank and, before rejoining, at BofA Merrill Lynch and at UBS, as the Valuation & Accounting Strategist at UBS, a Quantitative Strategist at Deutsche Bank and an industry equity analyst at Deutsche Bank, Credit Suisse and at NatWest Markets.
—
Chief Investment Strategist and Head of US Active Equity Management: New York.
—
BS in Economics, University of Pennsylvania.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund on August 9, 2021.
—
Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—
Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—
BS, Beijing University; PhD in Chemistry, Princeton University.
DWS Equity Sector Strategy Fund	|	7

Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—
Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—
Americas Multi-Asset Head: New York.
—
BSE, Princeton University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.
8	|	DWS Equity Sector Strategy Fund

Performance Summary	August 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/21
Unadjusted for Sales Charge	25.86%	9.75%	7.38%
Adjusted for the Maximum Sales Charge (max 5.75% load)	18.62%	8.46%	6.75%
S&P 500® Index†	31.17%	18.02%	16.34%
S&P Target Risk Moderate Index ††	12.03%	7.75%	6.86%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/21
Unadjusted for Sales Charge	24.84%	8.93%	6.57%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	24.84%	8.93%	6.57%
S&P 500® Index†	31.17%	18.02%	16.34%
S&P Target Risk Moderate Index ††	12.03%	7.75%	6.86%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/21
No Sales Charges	26.23%	10.03%	7.64%
S&P 500® Index†	31.17%	18.02%	16.34%
S&P Target Risk Moderate Index ††	12.03%	7.75%	6.86%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 9, 2021 are 1.06%, 1.89% and 0.83% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Prior to August 9, 2021, the Fund was known as DWS Multi-Asset Growth Allocation Fund and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the
DWS Equity Sector Strategy Fund	|	9

total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
†	S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
††	S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.
On August 9, 2021, the Fund’s investment strategy changed and the S&P 500® Index replaced the S&P Target Risk Moderate Index as the Fund’s principal benchmark index because the Advisor believes the S&P 500® Index more accurately reflects the Fund’s current investment strategy. On each of July 29, 2019 and October 19, 2015, the Fund’s investment strategy changed. In addition, prior to July 8, 2013, the Fund had a sub-advisor and a different portfolio management team that operated with a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect during the prior periods.

10	|	DWS Equity Sector Strategy Fund

	Class A	Class C	Class S
Net Asset Value
8/31/21	$19.81	$19.65	$19.83
8/31/20	$16.02	$15.90	$16.03
Distribution Information as of 8/31/21
Income Dividends, Twelve Months	$ .31	$ .17	$ .35
DWS Equity Sector Strategy Fund	|	11

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	8/31/21
Common Stocks	97%
Cash Equivalents	3%
100%
Sector Diversification (As a % of Common Stocks)	8/31/21
Information Technology	29%
Health Care	18%
Financials	14%
Consumer Discretionary	12%
Communication Services	11%
Consumer Staples	5%
Industrials	5%
Real Estate	3%
Utilities	3%
100%
Ten Largest Equity Holdings at August 31, 2021 (31.1% of Net Assets)
1 Apple, Inc.	6.6%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2 Microsoft Corp.	6.1%
Develops, manufactures, licenses, sells and supports software products
3 Alphabet, Inc.	4.6%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4 Amazon.com, Inc.	3.3%
Online retailer offering a wide range of products
5 Facebook, Inc.	2.4%
Operator of social networking website
6 JPMorgan Chase & Co.	2.0%
Provider of global financial services
7 Berkshire Hathaway, Inc.	1.6%
Holding company of insurance business and a variety of other businesses
8 NVIDIA Corp.	1.6%
Designs, develops and markets three dimensional (3D) graphic processors
9 Johnson & Johnson	1.5%
Provider of health care products
10 Home Depot, Inc.	1.4%
Home improvement retailer that sells building materials and home improvement products
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 62 for contact information.
12	|	DWS Equity Sector Strategy Fund

Investment Portfolio	as of August 31, 2021
	Shares	Value ($)
Common Stocks 97.1%
Communication Services 11.0%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	16,363	448,673
Lumen Technologies, Inc.	2,283	28,081
Verizon Communications, Inc.	9,488	521,840
		998,594
Entertainment 1.3%
Activision Blizzard, Inc.	1,315	108,316
Electronic Arts, Inc.	484	70,282
Netflix, Inc.*	751	427,462
Take-Two Interactive Software, Inc.*	196	31,599
Walt Disney Co.*	3,077	557,860
		1,195,519
Interactive Media & Services 7.1%
Alphabet, Inc. “A” *	740	2,141,523
Alphabet, Inc. “C” *	701	2,039,377
Facebook, Inc. “A” *	5,898	2,237,583
Twitter, Inc.*	1,965	126,743
		6,545,226
Media 1.5%
Charter Communications, Inc. “A” *	396	323,397
Comcast Corp. “A”	13,183	799,945
DISH Network Corp. “A” *	714	31,123
Fox Corp. “A”	940	35,194
Interpublic Group of Companies, Inc.	1,132	42,144
Omnicom Group, Inc.	618	45,250
ViacomCBS, Inc. “B”	1,742	72,206
		1,349,259
Consumer Discretionary 11.2%
Hotels, Restaurants & Leisure 2.4%
Booking Holdings, Inc.*	123	282,860
Caesars Entertainment, Inc.*	624	63,417
Carnival Corp.*	2,386	57,598
Chipotle Mexican Grill, Inc.*	84	159,880
Darden Restaurants, Inc.	391	58,904
Domino’s Pizza, Inc.	116	59,959
Hilton Worldwide Holdings, Inc.*	833	104,008
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	13

	Shares	Value ($)
Las Vegas Sands Corp.*	982	43,807
Marriott International, Inc. “A” *	799	107,977
McDonald’s Corp.	2,231	529,773
MGM Resorts International	1,217	51,869
Norwegian Cruise Line Holdings Ltd.*	1,106	28,579
Penn National Gaming, Inc.*	444	36,009
Royal Caribbean Cruises Ltd.*	655	54,188
Starbucks Corp.	3,523	413,917
Wynn Resorts Ltd.*	315	32,032
Yum! Brands, Inc.	890	116,617
		2,201,394
Household Durables 1.0%
D.R. Horton, Inc.	1,829	174,889
Garmin Ltd.	836	145,824
Leggett & Platt, Inc.	744	36,002
Lennar Corp. “A”	1,538	165,043
Mohawk Industries, Inc.*	326	64,470
Newell Brands, Inc.	2,113	53,691
NVR, Inc.*	19	98,419
PulteGroup, Inc.	1,476	79,497
Whirlpool Corp.	349	77,314
		895,149
Internet & Direct Marketing Retail 3.5%
Amazon.com, Inc.*	859	2,981,409
eBay, Inc.	1,298	99,609
Etsy, Inc.*	255	55,146
Expedia Group, Inc.*	423	61,123
		3,197,287
Specialty Retail 3.2%
Advance Auto Parts, Inc.	242	49,089
AutoZone, Inc.*	80	123,932
Best Buy Co., Inc.	827	96,354
CarMax, Inc.*	606	75,877
Home Depot, Inc.	3,943	1,286,128
Lowe’s Companies, Inc.	2,621	534,395
O’Reilly Automotive, Inc.*	259	153,867
Ross Stores, Inc.	1,322	156,525
TJX Companies, Inc.	4,472	325,204
The accompanying notes are an integral part of the financial statements.
14	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Tractor Supply Co.	428	83,139
Ulta Beauty, Inc.*	203	78,624
		2,963,134
Textiles, Apparel & Luxury Goods 1.1%
NIKE, Inc. “B”	5,098	839,845
PVH Corp.*	285	29,865
Tapestry, Inc.*	1,115	44,957
VF Corp.	1,286	98,340
		1,013,007
Consumer Staples 5.1%
Beverages 1.9%
Brown-Forman Corp. “B”	589	41,360
Coca-Cola Co.	12,523	705,170
Constellation Brands, Inc. “A”	545	115,071
Molson Coors Beverage Co. “B”	608	28,898
Monster Beverage Corp.*	1,194	116,499
PepsiCo, Inc.	4,459	697,343
		1,704,341
Food & Staples Retailing 1.8%
Costco Wholesale Corp.	1,395	635,409
Kroger Co.	2,388	109,920
Sysco Corp.	1,613	128,475
Walgreens Boots Alliance, Inc.	2,264	114,898
Walmart, Inc.	4,332	641,569
		1,630,271
Household Products 0.3%
Colgate-Palmolive Co.	529	41,236
Kimberly-Clark Corp.	211	29,078
Procter & Gamble Co.	1,532	218,141
		288,455
Tobacco 1.1%
Altria Group, Inc.	7,522	377,830
Philip Morris International, Inc.	6,336	652,608
		1,030,438
Financials 13.9%
Banks 6.6%
Bank of America Corp.	28,900	1,206,575
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	15

	Shares	Value ($)
Citigroup, Inc.	7,922	569,671
Citizens Financial Group, Inc.	1,631	71,421
Comerica, Inc.	534	39,468
Fifth Third Bancorp.	2,699	104,883
First Republic Bank	674	134,086
Huntington Bancshares, Inc.	5,656	87,838
JPMorgan Chase & Co.	11,600	1,855,420
KeyCorp.	3,717	75,529
M&T Bank Corp.	492	68,885
PNC Financial Services Group, Inc.	1,628	311,111
Regions Financial Corp.	3,685	75,285
SVB Financial Group*	215	120,292
Truist Financial Corp.	5,154	294,087
U.S. Bancorp.	5,194	298,084
Wells Fargo & Co.	15,841	723,934
Zions Bancorp. NA	628	36,361
		6,072,930
Capital Markets 2.5%
Ameriprise Financial, Inc.	229	62,496
Bank of New York Mellon Corp.	1,590	87,800
BlackRock, Inc.	280	264,121
Charles Schwab Corp.	2,957	215,417
CME Group, Inc.	708	142,818
Intercontinental Exchange, Inc.	1,110	132,678
MarketAxess Holdings, Inc.	75	35,694
Moody’s Corp.	317	120,704
Morgan Stanley	2,934	306,398
MSCI, Inc.	163	103,437
Nasdaq, Inc.	227	44,442
Northern Trust Corp.	411	48,712
Raymond James Financial, Inc.	241	33,716
S&P Global, Inc.	475	210,815
State Street Corp.	686	63,736
T. Rowe Price Group, Inc.	447	100,070
The Goldman Sachs Group, Inc.	671	277,465
		2,250,519
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc. “B” *	5,092	1,455,141
Insurance 3.2%
Aflac, Inc.	2,572	145,781
The accompanying notes are an integral part of the financial statements.
16	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Allstate Corp.	1,218	164,771
American International Group, Inc.	3,491	190,469
Aon PLC “A”	918	263,337
Arthur J. Gallagher & Co.	834	119,779
Assurant, Inc.	246	41,847
Chubb Ltd.	1,829	336,390
Cincinnati Financial Corp.	610	75,274
Everest Re Group Ltd.	163	43,179
Globe Life, Inc.	386	37,083
Hartford Financial Services Group, Inc.	1,452	97,603
Lincoln National Corp.	728	49,977
Loews Corp.	910	50,842
Marsh & McLennan Companies, Inc.	2,069	325,247
MetLife, Inc.	3,027	187,674
Principal Financial Group, Inc.	1,029	68,747
Progressive Corp.	2,380	229,289
Prudential Financial, Inc.	1,603	169,726
Travelers Companies, Inc.	1,023	163,383
W.R. Berkley Corp.	570	42,927
Willis Towers Watson PLC	525	115,878
		2,919,203
Health Care 17.3%
Biotechnology 2.8%
AbbVie, Inc.	6,079	734,222
Amgen, Inc.	1,978	446,098
Biogen, Inc.*	518	175,555
Gilead Sciences, Inc.	4,318	314,264
Incyte Corp.*	643	49,183
Moderna, Inc.*	1,050	395,525
Regeneron Pharmaceuticals, Inc.*	360	242,424
Vertex Pharmaceuticals, Inc.*	891	178,458
		2,535,729
Health Care Equipment & Supplies 4.6%
Abbott Laboratories	5,164	652,575
ABIOMED, Inc.*	132	48,043
Align Technology, Inc.*	209	148,181
Baxter International, Inc.	1,462	111,434
Becton, Dickinson & Co.	845	212,686
Boston Scientific Corp.*	4,130	186,469
Danaher Corp.	1,845	598,075
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	17

	Shares	Value ($)
DENTSPLY SIRONA, Inc.	634	39,118
DexCom, Inc.*	281	148,767
Edwards Lifesciences Corp.*	1,807	211,744
Hologic, Inc.*	745	58,967
IDEXX Laboratories, Inc.*	248	167,092
Intuitive Surgical, Inc.*	344	362,425
Medtronic PLC	3,910	521,907
ResMed, Inc.	423	122,894
STERIS PLC	284	61,063
Stryker Corp.	953	264,076
Teleflex, Inc.	136	53,783
The Cooper Companies, Inc.	143	64,451
West Pharmaceutical Services, Inc.	215	97,098
Zimmer Biomet Holdings, Inc.	606	91,173
		4,222,021
Health Care Providers & Services 3.4%
AmerisourceBergen Corp.	471	57,561
Anthem, Inc.	780	292,601
Cardinal Health, Inc.	924	48,501
Centene Corp.*	1,857	116,954
Cigna Corp.	1,093	231,333
CVS Health Corp.	4,194	362,320
DaVita, Inc.*	223	29,162
HCA Healthcare, Inc.	837	211,744
Henry Schein, Inc.*	448	33,864
Humana, Inc.	411	166,628
Laboratory Corp. of America Holdings*	311	94,351
McKesson Corp.	504	102,887
Quest Diagnostics, Inc.	416	63,577
UnitedHealth Group, Inc.	3,007	1,251,724
Universal Health Services, Inc. “B”	249	38,784
		3,101,991
Health Care Technology 0.1%
Cerner Corp.	1,765	134,758
Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	957	167,925
Bio-Rad Laboratories, Inc. “A” *	68	54,728
Charles River Laboratories International, Inc.*	158	70,130
Illumina, Inc.*	460	210,294
IQVIA Holdings, Inc.*	604	156,877
The accompanying notes are an integral part of the financial statements.
18	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Mettler-Toledo International, Inc.*	73	113,356
PerkinElmer, Inc.	353	65,234
Thermo Fisher Scientific, Inc.	1,239	687,583
Waters Corp.*	194	80,320
		1,606,447
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	6,814	455,584
Catalent, Inc.*	519	67,698
Eli Lilly & Co.	2,428	627,128
Johnson & Johnson	8,032	1,390,580
Merck & Co., Inc.	7,723	589,188
Pfizer, Inc.	17,075	786,645
Viatris, Inc.	3,685	53,912
Zoetis, Inc.	1,448	296,203
		4,266,938
Industrials 4.6%
Aerospace & Defense 1.5%
Boeing Co.*	1,328	291,496
General Dynamics Corp.	553	110,771
Howmet Aerospace, Inc.	943	29,940
L3Harris Technologies, Inc.	495	115,340
Lockheed Martin Corp.	591	212,642
Northrop Grumman Corp.	362	133,107
Raytheon Technologies Corp.	3,659	310,137
Teledyne Technologies, Inc.*	112	51,899
Textron, Inc.	545	39,605
TransDigm Group, Inc.*	133	80,794
		1,375,731
Industrial Conglomerates 1.3%
3M Co.	1,499	291,915
General Electric Co.	2,839	299,259
Honeywell International, Inc.	1,796	416,510
Roper Technologies, Inc.	272	131,452
		1,139,136
Machinery 1.8%
Caterpillar, Inc.	1,448	305,340
Cummins, Inc.	386	91,088
Deere & Co.	825	311,875
Dover Corp.	381	66,431
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	19

	Shares	Value ($)
Fortive Corp.	894	66,040
IDEX Corp.	201	45,024
Illinois Tool Works, Inc.	760	176,974
Ingersoll Rand, Inc.*	1,026	54,399
Otis Worldwide Corp.	1,066	98,306
PACCAR, Inc.	917	75,075
Parker-Hannifin Corp.	341	101,164
Pentair PLC	439	33,873
Snap-on, Inc.	143	32,168
Stanley Black & Decker, Inc.	427	82,526
Westinghouse Air Brake Technologies Corp.	470	42,201
Xylem, Inc.	476	64,884
		1,647,368
Information Technology 27.9%
IT Services 5.3%
Accenture PLC “A”	1,645	553,641
Akamai Technologies, Inc.*	422	47,792
Automatic Data Processing, Inc.	1,101	230,153
Broadridge Financial Solutions, Inc.	301	51,838
Cognizant Technology Solutions Corp. “A”	1,365	104,163
DXC Technology Co.*	660	24,235
Fidelity National Information Services, Inc.	1,605	205,071
Fiserv, Inc.*	1,542	181,632
FleetCor Technologies, Inc.*	216	56,869
Gartner, Inc.*	223	68,849
Global Payments, Inc.	765	124,420
International Business Machines Corp.	2,313	324,606
Jack Henry & Associates, Inc.	192	33,865
MasterCard, Inc. “A”	2,265	784,211
Paychex, Inc.	830	95,010
PayPal Holdings, Inc.*	3,041	877,815
VeriSign, Inc.*	257	55,579
Visa, Inc. “A”	4,379	1,003,229
		4,822,978
Semiconductors & Semiconductor Equipment 6.0%
Advanced Micro Devices, Inc.*	3,101	343,343
Analog Devices, Inc.	1,374	223,820
Applied Materials, Inc.	2,343	316,610
Broadcom, Inc.	1,042	518,093
Enphase Energy, Inc.*	347	60,284
The accompanying notes are an integral part of the financial statements.
20	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Intel Corp.	10,305	557,088
KLA Corp.	392	133,264
Lam Research Corp.	364	220,154
Microchip Technology, Inc.	698	109,837
Micron Technology, Inc.*	2,863	211,003
Monolithic Power Systems, Inc.	109	53,947
NVIDIA Corp.	6,360	1,423,686
NXP Semiconductors NV	703	151,236
Qorvo, Inc.*	287	53,965
QUALCOMM, Inc.	2,879	422,320
Skyworks Solutions, Inc.	421	77,237
Teradyne, Inc.	424	51,491
Texas Instruments, Inc.	2,357	449,975
Xilinx, Inc.	628	97,711
		5,475,064
Software 9.7%
Adobe, Inc.*	1,181	783,830
ANSYS, Inc.*	216	78,918
Autodesk, Inc.*	544	168,689
Cadence Design Systems, Inc.*	687	112,311
Citrix Systems, Inc.	307	31,581
Fortinet, Inc.*	335	105,572
Intuit, Inc.	675	382,124
Microsoft Corp.	18,607	5,617,081
NortonLifeLock, Inc.	1,431	38,007
Oracle Corp.	4,488	400,015
Paycom Software, Inc.*	122	59,646
PTC, Inc.*	260	34,232
salesforce.com, Inc.*	2,385	632,669
ServiceNow, Inc.*	488	314,096
Synopsys, Inc.*	377	125,254
Tyler Technologies, Inc.*	100	48,570
		8,932,595
Technology Hardware, Storage & Peripherals 6.9%
Apple, Inc.	39,627	6,016,567
Hewlett Packard Enterprise Co.	3,298	50,987
HP, Inc.	3,035	90,261
NetApp, Inc.	562	49,979
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	21

	Shares	Value ($)
Seagate Technology Holdings PLC	503	44,058
Western Digital Corp.*	774	48,917
		6,300,769
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITs) 3.0%
Alexandria Real Estate Equities, Inc.	390	80,484
American Tower Corp.	1,293	377,776
AvalonBay Communities, Inc.	397	91,143
Boston Properties, Inc.	404	45,648
Crown Castle International Corp.	1,229	239,274
Digital Realty Trust, Inc.	801	131,292
Duke Realty Corp.	1,066	55,976
Equinix, Inc.	255	215,080
Equity Residential	978	82,220
Essex Property Trust, Inc.	185	61,187
Extra Space Storage, Inc.	380	71,026
Healthpeak Properties, Inc.	1,533	55,188
Host Hotels & Resorts, Inc.*	2,011	33,302
Iron Mountain, Inc.	822	39,250
Kimco Realty Corp.	1,708	37,217
Mid-America Apartment Communities, Inc.	326	62,713
Prologis, Inc.	2,104	283,325
Public Storage	433	140,123
Realty Income Corp.	1,062	76,698
Regency Centers Corp.	450	30,879
SBA Communications Corp.	311	111,640
Simon Property Group, Inc.	934	125,576
UDR, Inc.	844	45,593
Ventas, Inc.	1,066	59,632
Welltower, Inc.	1,187	103,898
Weyerhaeuser Co.	2,129	76,644
		2,732,784
Real Estate Management & Development 0.1%
CBRE Group, Inc. “A” *	1,037	99,863
Utilities 3.0%
Electric Utilities 2.0%
Alliant Energy Corp.	752	45,714
American Electric Power Co., Inc.	1,502	134,534
Duke Energy Corp.	2,312	241,974
The accompanying notes are an integral part of the financial statements.
22	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Edison International	1,140	65,938
Entergy Corp.	603	66,698
Evergy, Inc.	689	47,162
Eversource Energy	1,033	93,724
Exelon Corp.	2,937	143,972
FirstEnergy Corp.	1,636	63,591
NextEra Energy, Inc.	5,895	495,121
NRG Energy, Inc.	735	33,567
Pinnacle West Capital Corp.	338	25,992
PPL Corp.	2,313	67,887
Southern Co.	3,181	209,087
Xcel Energy, Inc.	1,618	111,238
		1,846,199
Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	2,594	61,919
Multi-Utilities 0.9%
Ameren Corp.	781	68,509
CenterPoint Energy, Inc.	1,776	44,560
CMS Energy Corp.	885	56,755
Consolidated Edison, Inc.	1,048	79,072
Dominion Energy, Inc.	2,466	191,953
DTE Energy Co.	592	71,241
Public Service Enterprise Group, Inc.	1,544	98,723
Sempra Energy	963	127,463
WEC Energy Group, Inc.	964	91,079
		829,355
Total Common Stocks (Cost $87,021,849)		88,841,512
Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 0.03% (a) (b) (Cost $2,778,020)	2,778,020	2,778,020
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $89,799,869)	100.1	91,619,532
Other Assets and Liabilities, Net	(0.1)	(73,564)
Net Assets	100.0	91,545,968
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	23

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2021 are as follows:
Value ($) at 8/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2021	Value ($) at 8/31/2021
Equity — Equity Funds 0.0%
DWS Core Equity Fund “Institutional” (a)
23,838,219	1,762,412	30,604,325	8,846,543	(3,842,849)	252,062	1,381,650	—	—
DWS Emerging Markets Equity Fund “Institutional” (a)
1,187,979	16,726	1,359,922	233,278	(78,061)	16,726	—	—	—
DWS Equity 500 Index Fund “Institutional” (a)
15,639,092	2,550,603	19,336,283	1,794,900	(648,312)	203,153	2,209,129	—	—
DWS RREEF Global Infrastructure Fund “Institutional” (a)
1,560,399	415,988	2,185,583	225,090	(15,894)	15,458	20,531	—	—
DWS RREEF Real Estate Securities Fund “Institutional” (a)
3,565,434	1,321,997	5,362,632	272,641	202,560	32,998	—	—	—
DWS Small Cap Core Fund “S” (a)
1,826,285	831,534	4,125,916	1,509,364	(41,267)	10,664	—	—	—
Fixed Income — Bond Funds 0.0%
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
1,202,147	361,844	1,799,383	351,595	(116,203)	11,144	—	—	—
DWS GNMA Fund “Institutional” (a)
1,983,930	661,765	2,621,224	41,874	(66,345)	28,755	—	—	—
DWS High Income Fund “Institutional” (a)
2,794,392	168,987	3,013,565	276,301	(226,115)	96,086	—	—	—
Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 0.03% (a) (b)
3,492,180	73,275,380	73,989,540	—	—	1,101	—	2,778,020	2,778,020
57,090,057	81,367,236	144,398,373	13,551,586	(4,832,486)	668,147	3,611,310	2,778,020	2,778,020
*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
24	|	DWS Equity Sector Strategy Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$88,841,512	$—	$—	$88,841,512
Short-Term Investments	2,778,020	—	—	2,778,020
Total	$91,619,532	$ —	$ —	$91,619,532
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	25

Statement of Assets and Liabilities
as of August 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $87,021,849)	$ 88,841,512
Investment in DWS Central Cash Management Government Fund (cost $2,778,020)	2,778,020
Cash	4,932
Receivable for Fund shares sold	4,551
Dividends receivable	74,395
Interest receivable	106
Other assets	10,112
Total assets	91,713,628
Liabilities
Payable for Fund shares redeemed	47,900
Accrued management fee	6,024
Accrued Trustees' fees	1,168
Other accrued expenses and payables	112,568
Total liabilities	167,660
Net assets, at value	$ 91,545,968
Net Assets Consist of
Distributable earnings (loss)	22,232,364
Paid-in capital	69,313,604
Net assets, at value	$ 91,545,968
The accompanying notes are an integral part of the financial statements.
26	|	DWS Equity Sector Strategy Fund

Statement of Assets and Liabilities as of August 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($37,445,168 ÷ 1,890,132 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.81
Maximum offering price per share (100 ÷ 94.25 of $19.81)	$ 21.02
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($921,541 ÷ 46,898 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.65
Class S
Net Asset Value, offering and redemption price per share ($53,179,259 ÷ 2,681,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.83
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	27

Statement of Operations
for the year ended August 31, 2021

Investment Income
Income:
Dividends	$ 638,894
Income distributions from affiliated investments	668,147
Total income	1,307,041
Expenses:
Management fee	97,940
Administration fee	82,152
Services to shareholders	156,684
Distribution and service fees	94,868
Custodian fee	2,944
Professional fees	70,564
Reports to shareholders	20,277
Registration fees	45,915
Trustees' fees and expenses	4,527
Other	7,637
Total expenses before expense reductions	583,508
Expense reductions	(40,105)
Total expenses after expense reductions	543,403
Net investment income	763,638
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated investments	13,551,586
Sale of non-affiliated investments	5,640,053
Capital gain distributions from affiliated investments	3,611,310
Capital gain distributions from non-affiliated investments	11,855
Futures	543,481
Payments by affiliates (see Note G)	4,932
23,363,217
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	(4,832,486)
Non-affiliated investments	248,640
Futures	8,094
Foreign currency	13,699
(4,562,053)
Net gain (loss)	18,801,164
Net increase (decrease) in net assets resulting from operations	$ 19,564,802
The accompanying notes are an integral part of the financial statements.
28	|	DWS Equity Sector Strategy Fund

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 763,638	$ 1,029,344
Net realized gain (loss)	23,363,217	909,438
Change in net unrealized appreciation (depreciation)	(4,562,053)	5,818,011
Net increase (decrease) in net assets resulting from operations	19,564,802	7,756,793
Distributions to shareholders:
Class A	(599,295)	(2,490,491)
Class C	(12,735)	(86,891)
Class S	(956,259)	(3,651,502)
Total distributions	(1,568,289)	(6,228,884)
Fund share transactions:
Proceeds from shares sold	2,764,076	2,551,589
Reinvestment of distributions	1,531,544	6,072,103
Payments for shares redeemed	(10,024,675)	(11,335,087)
Net increase (decrease) in net assets from Fund share transactions	(5,729,055)	(2,711,395)
Increase (decrease) in net assets	12,267,458	(1,183,486)
Net assets at beginning of period	79,278,510	80,461,996
Net assets at end of period	$ 91,545,968	$ 79,278,510

The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	29

Financial Highlights
DWS Equity Sector Strategy Fund — Class A
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$16.02	$15.64	$15.88	$15.73	$14.61
Income (loss) from investment operations:
Net investment income[a]	.14	.18	.34	.28	.26
Net realized and unrealized gain (loss)	3.96	1.43	(.29)	.13	1.31
Total from investment operations	4.10	1.61	.05	.41	1.57
Less distributions from:
Net investment income	(.31)	(1.18)	(.29)	(.26)	(.45)
Net realized gains	—	(.05)	—	—	—
Total distributions	(.31)	(1.23)	(.29)	(.26)	(.45)
Net asset value, end of period	$19.81	$16.02	$15.64	$15.88	$15.73
Total Return (%)[b,c,d]	25.86	10.44	.56	2.59	11.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	32	33	37	39
Ratio of expenses before expense reductions (%)[e]	.81	.86	.87	.83	.83
Ratio of expenses after expense reductions (%)[e]	.76	.71	.69	.70	.63
Ratio of net investment income (%)	.78	1.19	2.24	1.75	1.74
Portfolio turnover rate (%)	136	63	93	35	11
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the financial statements.
30	|	DWS Equity Sector Strategy Fund

DWS Equity Sector Strategy Fund — Class C
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.90	$15.52	$15.75	$15.60	$14.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.07	.23	.18	.15
Net realized and unrealized gain (loss)	3.93	1.40	(.28)	.11	1.30
Total from investment operations	3.92	1.47	(.05)	.29	1.45
Less distributions from:
Net investment income	(.17)	(1.04)	(.18)	(.14)	(.34)
Net realized gains	—	(.05)	—	—	—
Total distributions	(.17)	(1.09)	(.18)	(.14)	(.34)
Net asset value, end of period	$19.65	$15.90	$15.52	$15.75	$15.60
Total Return (%)[b,c,d]	24.84	9.57	(.15)	1.82	10.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	7
Ratio of expenses before expense reductions (%)[e]	1.65	1.69	1.65	1.59	1.60
Ratio of expenses after expense reductions (%)[e]	1.58	1.46	1.44	1.45	1.38
Ratio of net investment income (loss) (%)	(.07)	.44	1.53	1.11	.99
Portfolio turnover rate (%)	136	63	93	35	11
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the financial statements.
DWS Equity Sector Strategy Fund	|	31

DWS Equity Sector Strategy Fund — Class S
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$16.03	$15.66	$15.90	$15.75	$14.63
Income (loss) from investment operations:
Net investment income[a]	.18	.22	.38	.33	.30
Net realized and unrealized gain (loss)	3.97	1.43	(.29)	.12	1.31
Total from investment operations	4.15	1.65	.09	.45	1.61
Less distributions from:
Net investment income	(.35)	(1.23)	(.33)	(.30)	(.49)
Net realized gains	—	(.05)	—	—	—
Total distributions	(.35)	(1.28)	(.33)	(.30)	(.49)
Net asset value, end of period	$19.83	$16.03	$15.66	$15.90	$15.75
Total Return (%)[b,c]	26.23	10.66	.82	2.85	11.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	46	46	51	56
Ratio of expenses before expense reductions (%)[d]	.58	.63	.65	.60	.61
Ratio of expenses after expense reductions (%)[d]	.53	.46	.44	.45	.38
Ratio of net investment income (%)	1.01	1.44	2.50	2.03	1.99
Portfolio turnover rate (%)	136	63	93	35	11
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the financial statements.
32	|	DWS Equity Sector Strategy Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Equity Sector Strategy Fund (formerly DWS Multi-Asset Growth Allocation Fund) (the “Fund” ) is a diversified series of Deutsche DWS Asset Allocation Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust. Prior to August 9, 2021, the Fund invested directly in securities and derivatives or other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds” ) and non-affiliated mutual funds and exchange-traded funds (“Non-affiliated Funds” ). On August 9, 2021, the Fund’s name changed, and the Fund adopted a new investment policy to invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an
DWS Equity Sector Strategy Fund	|	33

investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1 securities.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity,
34	|	DWS Equity Sector Strategy Fund

coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the tax character of capital
DWS Equity Sector Strategy Fund	|	35

gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At August 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 256,359
Undistributed long-term capital gains	$ 20,156,338
Net unrealized appreciation (depreciation) on investments	$ 1,819,663
At August 31, 2021, the aggregate cost of investments for federal income tax purposes was $89,799,869. The net unrealized appreciation for all investments based on tax cost was $1,819,663. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $2,512,391 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $692,728.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2021	2020
Distributions from ordinary income*	$ 1,568,289	$ 3,864,375
Distributions from long-term capital gains	$ —	$ 2,364,509
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on
36	|	DWS Equity Sector Strategy Fund

the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Derivative Instruments
A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the period from September 1, 2020 through August 8, 2021, the Fund entered into futures contracts in order to hedge against potential adverse market movements of portfolio assets and to adjust asset allocations in response to short-term market changes as part of the Fund’s tactical asset allocation process.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
There were no open futures contracts as of August 31, 2021. For the year ended August 31, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $5,376,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $557,000.
The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2021 and the related location in the accompanying Statement of
DWS Equity Sector Strategy Fund	|	37

Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 596,978
Interest Rate Contracts (a)	(53,497)
$ 543,481
The above derivative is located in the following Statement of Operations account:
(a)	Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 7,627
Interest Rate Contracts (a)	467
$ 8,094
The above derivative is located in the following Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on futures
C.	Purchases and Sales of Securities
During the year ended August 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $110,604,527 and $111,723,915, respectively.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Prior to August 9, 2021, under the Restated Investment Management Agreement with the Advisor, the Fund paid a monthly management fee of: (a) 0.10% based on the Fund’s average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.55% on the Fund’s average daily net assets not covered in (a) above. The effective management fee rate reflected the Advisor’s estimate based on anticipated allocation of fund assets, accrued daily and payable monthly.
Effective August 9, 2021, under the Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee
38	|	DWS Equity Sector Strategy Fund

of: (a) 0.10% based on the Fund’s average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.30% on the Fund’s average daily net assets not covered in (a) above. The effective management fee rate reflects the Advisor’s estimate based on anticipated allocation of fund assets, accrued daily and payable monthly.
Accordingly, for the year ended August 31, 2021, the fee pursuant to the Restated Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.116% of the Fund’s average daily net assets.
For the period from September 1, 2020 through November 30, 2020, the Advisor had contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as a percentage of average daily net assets as follows:
Class A	1.12%
Class C	1.87%
Class S	.87%
For the period from December 1, 2020 through August 8, 2021, the Advisor had contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as a percentage of average daily net assets as follows:
Class A	1.95%
Class C	2.70%
Class S	1.70%
Effective August 9, 2021 through September 30, 2023, the Advisor has contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as a percentage of average daily net assets as follows:
Class A	.73%
Class C	1.48%
Class S	.48%
DWS Equity Sector Strategy Fund	|	39

For the year ended August 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 14,827
Class C	774
Class S	24,504
$ 40,105
The Fund indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which it was invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2021, the Administration Fee was $82,152, of which $7,441 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2021
Class A	$ 23,662	$ 3,803
Class C	1,411	199
Class S	65,120	10,475
	$ 90,193	$ 14,477
In addition, for the year ended August 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by
40	|	DWS Equity Sector Strategy Fund

unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 25,460
Class C	1,181
Class S	14,603
$ 41,244
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2021
Class C	$ 8,426	$ 579
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2021	Annual Rate
Class A	$ 83,639	$ 15,347.24%
Class C	2,803	471.25%
	$ 86,442	$ 15,818
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2021 aggregated $1,169.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2021, the CDSC for
DWS Equity Sector Strategy Fund	|	41

Class C shares aggregated $28. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,295, of which $136 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2021.
42	|	DWS Equity Sector Strategy Fund

F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	70,356	$ 1,278,371	106,129	$ 1,645,533
Class C	1,809	31,296	4,691	70,542
Class S	83,033	1,454,409	53,867	835,514
		$ 2,764,076		$ 2,551,589
Shares issued to shareholders in reinvestment of distributions
Class A	34,013	$ 583,669	153,080	$ 2,414,072
Class C	722	12,359	5,380	84,629
Class S	54,549	935,516	226,739	3,573,402
		$ 1,531,544		$ 6,072,103
Shares redeemed
Class A	(228,571)	$ (4,046,676)	(332,386)	$ (5,156,502)
Class C	(32,749)	(593,862)	(23,761)	(373,550)
Class S	(312,358)	(5,384,137)	(386,486)	(5,805,035)
		$ (10,024,675)		$ (11,335,087)
Net increase (decrease)
Class A	(124,202)	$ (2,184,636)	(73,177)	$ (1,096,897)
Class C	(30,218)	(550,207)	(13,690)	(218,379)
Class S	(174,776)	(2,994,212)	(105,880)	(1,396,119)
		$ (5,729,055)		$ (2,711,395)
G.	Payments by Affiliates
During the year ended August 31, 2021, the Advisor agreed to reimburse the Fund $4,932 for commission costs incurred in connection with purchases and sales of portfolio assets. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government
DWS Equity Sector Strategy Fund	|	43

activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
44	|	DWS Equity Sector Strategy Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Asset Allocation Trust and Shareholders of DWS Equity Sector Strategy Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Equity Sector Strategy Fund (formerly DWS Multi-Asset Growth Allocation Fund) (the “Fund” ) (one of the funds constituting Deutsche DWS Asset Allocation Trust) (the “Trust” ), including the investment portfolio, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Asset Allocation Trust) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended August 31, 2017 and August 31, 2018 were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s
DWS Equity Sector Strategy Fund	|	45

internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 25, 2021
46	|	DWS Equity Sector Strategy Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bore directly, the Fund’s shareholders indirectly bore the expenses of the Underlying Funds in which the Fund Invested. These expenses were not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2021 to August 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it
DWS Equity Sector Strategy Fund	|	47

was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/21	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/21	$1,125.60	$1,120.90	$1,127.30
Expenses Paid per $1,000*	$ 4.07	$ 8.66	$ 2.90
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/21	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/21	$1,021.37	$1,017.04	$1,022.48
Expenses Paid per $1,000*	$ 3.87	$ 8.24	$ 2.75
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios**	Class A	Class C	Class S
DWS Equity Sector Strategy Fund	.76%	1.62%	.54%
**	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. These ratios do not include these indirect fees and expenses.
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
48	|	DWS Equity Sector Strategy Fund

Tax Information	(Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $22,172,000 as capital gain dividends for its year ended August 31, 2021.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $1,451,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS Equity Sector Strategy Fund	|	49

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Multi-Asset Conservative Allocation Fund’s, DWS Multi-Asset Growth Allocation Fund’s (now known as DWS Equity Sector Strategy Fund) and DWS Multi-Asset Moderate Allocation Fund’s (each a “Fund”  and collectively, the “Funds”  ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Funds’ Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Funds' performance, fees and expenses, and profitability from a fee consultant retained by the Funds' Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Funds.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Funds' contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of each Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Funds since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Funds. The Board considered, generally, that shareholders chose to invest or remain invested in each respective Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS
50	|	DWS Equity Sector Strategy Fund

Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Funds' Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to each Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to each Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing each Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed each Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”  ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.
DWS Multi-Asset Conservative Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, DWS Multi-Asset Conservative Allocation Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its
DWS Equity Sector Strategy Fund	|	51

benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2019.
DWS Multi-Asset Growth Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, DWS Multi-Asset Growth Allocation Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2019.
DWS Multi-Asset Moderate Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, DWS Multi-Asset Moderate Allocation Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2019.
Fees and Expenses. The Board considered the Funds’ investment management fee schedules, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”  ) and the Fee Consultant.
DWS Multi-Asset Conservative Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset Conservative Allocation Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”  ).
52	|	DWS Equity Sector Strategy Fund

DWS Multi-Asset Growth Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset Growth Allocation Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective July 29, 2019, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in direct investments. The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge Universe Expenses.
DWS Multi-Asset Moderate Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset Moderate Allocation Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge Universe Expenses.
The Board also reviewed data comparing total (net) operating expenses of each other operational share class of each Fund to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help each Fund’s total (net) operating expenses remain competitive. The Board considered the Funds’ management fee rates as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”  ) and considered differences between the Funds and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”  ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Funds.
DWS Equity Sector Strategy Fund	|	53

On the basis of the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds, along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Funds, but did receive such information with respect to the DWS Funds in which the Funds invest. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. In this regard, the Board observed that while each Fund’s current investment management fee schedule does not include breakpoints, each Fund’s fee schedule represents an appropriate sharing between each Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Funds, any fees received by an affiliate of DIMA for transfer agency services provided to the Funds and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and softdollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that each Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board
54	|	DWS Equity Sector Strategy Fund

noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Funds’ chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”  ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of each Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Advisory Agreement Amendment
At a meeting held in May 2021, the Board of Trustees, all members of which are Independent Trustees, approved an amendment to DWS Equity Sector Strategy Fund’s (formerly DWS Multi-Asset Growth Allocation Fund) (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) to adopt a revised management fee schedule reducing DIMA’s management fee on direct investments under the Agreement. The revised reduced management fee schedule on direct investments took effect on August 9, 2021.
In connection with its review of the amendment, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2020. The Board considered that the amendment was part of DIMA’s proposal to transition to a new equity sector allocation strategy for the Fund. The Board also received a report
DWS Equity Sector Strategy Fund	|	55

from a fee consultant retained by the Board regarding the revised management fee schedule on direct investments. In addition, the Board considered:
—	With the exception of the revised reduced management fee schedule on direct investments, the terms of the Agreement remained the same.
—	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised reduced management fee schedule on direct investments.
Based on all of the information considered, the Board concluded that the revised reduced management fee schedule on direct investments was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board determined that approval of the revised reduced management fee schedule on direct investments was in the best interests of the Fund.
56	|	DWS Equity Sector Strategy Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
DWS Equity Sector Strategy Fund	|	57

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
DWS Equity Sector Strategy Fund	|	59

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
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Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[5] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021.); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Equity Sector Strategy Fund	|	61

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
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Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S
Nasdaq Symbol	SUPAX	SUPCX	SPGRX
CUSIP Number	25158W 783	25158W 817	25158W 825
Fund Number	482	782	2082
DWS Equity Sector Strategy Fund	|	63

222 South Riverside Plaza
Chicago, IL 60606-5808
DESSF-2
(R-84979-1 10/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Equity Sector Strategy Fund

(formerly DWS MULTI-aSSET gROWTH aLLOCATION Fund)

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$48,611	$0	$7,880	$0
2020	$48,611	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$487,049	$0	$494,929
2020	$7,880	$625,431	$0	$633,311

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Sector Strategy Fund, a series of Deutsche DWS Asset Allocation Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/29/2021